IN THE UNITED STATES BANKRUPTCY COURT

                         FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - - -  x
                                           :
In re:                                     :    Chapter 11
                                           :
POLAROID CORPORATION,                      :    Case No. 01-10864 (PJW)
         et al.,                           :
                                           :    Jointly Administered
                           Debtors.        :
                                           :
- - - - - - - - - - - - - - - - - - - - -  x

               NOTICE OF FILING OF MONTHLY OPERATING REPORTS FOR
               PERIOD FROM MARCH 3, 2003 THROUGH MARCH 30, 2003


                  PLEASE TAKE NOTICE that on April 21, 2003, the debtors and debtors-in-possession in the above-captioned cases filed with the United States Bankruptcy Court for the District of Delaware the Monthly Operating Reports of
Polaroid Corporation, et al., for the period from March
3, 2003 through March 30, 2003, attached hereto as Ex hibit A (the "Monthly Operating Reports").

                  PLEASE TAKE FURTHER NOTICE that contemporane ously herewith, copies of the Monthly Operating Reports were served on the parties set forth on Exhibit B at tached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        April 21, 2003


                                     \s\ Mark L. Desgrosseilliers
                                    ----------------------------------------
                                    Gregg M. Galardi (I.D. No. 2991)
                                    Mark L. Desgrosseilliers (I.D. No. 4083)
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                      & FLOM LLP
                                    One Rodney Square
                                    P.O. Box 636
                                    Wilmington, Delaware  19899-0636
                                    (302) 651-3000

                                            - and -

                                    Eric W. Kaup
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                        & FLOM (ILLINOIS)
                                    333 West Wacker Drive
                                    Chicago, Illinois 60606
                                    (312) 407-0700

                                    Attorneys for Debtors and
                                      Debtors-in-Possession

                                   Exhibit A
                                   ---------

                     TRANSMITTAL OF FINANCIAL REPORTS AND
                       CERTIFICATION OF COMPLIANCE WITH
                 UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                               FOR PERIOD ENDED
                                March 30, 2003



Debtors Names:                                         Case Number:

Polaroid Corporation                                   01-10864
Inner City, Inc.                                       01-10865
Polaroid Asia Pacific Limited                          01-10866
Polaroid Latin America Corp.                           01-10867
Polaroid Digital Solutions, Inc.                       01-10868
Polaroid Eyewear, Inc.                                 01-10869
Polaroid ID Systems, Inc.                              01-10870
Polaroid Malaysia Limited                              01-10871
PRD Capital, Inc.                                      01-10872
PRD Investment, Inc.                                   01-10874
International Polaroid Corporation                     01-10875
Mag-Media Ltd.                                         01-10876
PMC, Inc.                                              01-10877
Polaroid Asia Pacific International, Inc.              01-10878
Polaroid Dry Imaging, LLC                              01-10879
Polaroid Eyewear FarEast, Inc.                         01-10881
Polaroid Memorial Drive, LLC                           01-10882
Sub Debt Partners Corp.                                01-10883
Polaroid Online Services, Inc.                         01-10884
Polaroid Partners, Inc.                                01-10885
Polint, Inc.                                           01-10886



As President of Primary PDC, Inc. (formerly Polaroid Corporation), I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

     Balance Sheet
     Statement of Cash Receipts and Cash Disbursements
     Statement of Postpetition Taxes

along with the debtor questionnaire and that this information has been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in March 2003.)

5) That no payments were made by or on behalf of any of the Debtors other than Primary PDC, Inc., for the period March 3, 2003 through and including March 30, 2003.

Primary PDC, Inc. (formerly Polaroid Corporation) under my direction and supervision prepared the attached monthly report. Primary PDC, Inc. (formerly Polaroid Corporation) verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Dated:   April 17, 2003                     \s\ K. R. Pond
                                            -----------------------------
                                            Debtor in Possession
                                            Title: President
                                            Phone Number: (781) 386-2000

                             POLAROID CORPORATION
                             DEBTOR QUESTIONNAIRE
                                  March 2003

Must be completed each month                                                                  Yes       No
1.  Have any assets been sold or transferred outside the normal course of business                      No
    this reporting period?  If yes, provide an explanation below.

2.  Have any funds been disbursed from any account other than a debtor in possession                    No
    account this reporting period?  If yes, provide an explanation below.
    Note: All cash disbursements for the month of March 2003 were made in the
    Polaroid Corporation (renamed Primary PDC, Inc.) entity. No other cash disbursements were made in March 2003 by the other Debtor companies.

3.  Have all postpetition tax returns been timely filed?  If no, provide an                   Yes (A)
    explanation below.

    (A)  As previously reported in the December 2001 report to the Bankruptcy Court,
    Primary PDC, Inc. (formerly Polaroid Corporation), with the approval of the
    Court,  sold its large government identification business assets to Digimarc
    Corporation ("Digimarc"). In three states where the assets that were sold are located, Primary PDC, Inc. could be subject to a sales tax on the net book value of the assets. Digimarc has stated that they have applied to these three states to be a reseller of ID assets to a wholly owned LLC.  If so, the three states would issue a resale certificate to Digimarc and they would send a copy of this certificate to Primary PDC, Inc. who would not have to pay a sales tax on the sale.

    As of the date of this report, Primary PDC, Inc. has not received any resale certificates from Digimarc. However, Digimarc has applied for them. Primary PDC,
    Inc. has filed the state sales tax returns for the period in question without remitting sales tax to the three states. Primary PDC, Inc. expects that this issue will be resolved shortly.  If the states in question deny resale status to
    Digimarc, Primary PDC, Inc. would owe the three states approximately $600,000 plus interest.  Although Primary PDC, Inc. believes such an outcome would be unlikely, Primary PDC, Inc. has sufficient cash to cover any adverse conclusion on this matter.

4.  Are workers compensation, general liability and other necessary insurance                 Yes
    coverages in effect?  If no, provide an explanation below.

                                                       Polaroid Corporation
                                           Statement of Cash Receipts and Disbursements
                                              Period March 3, 2003 - March 30, 2003
                                                          (in U.S. $'s)



                                       Beginning                                                Ending
                                         Book                       Transfers                    Book       Reconciling     Bank
Account Name              Account #     Balance        Receipts     In/ (Out)  Disbursements    Balance       Items        Balance
------------           ------------  --------------  -------------  ---------  -------------  ----------  -------------  -----------
Bank of New York       6903534891/   $6,625,503.58
                      76001691637
Cash Receipts:
--------------

Account transfer

Tax/escrow refunds                                    $19,480.10

Interest                                               $3,459.76

Other recoveries                                     $252,739.16

Cash Disbursements:
-------------------

Professional fee
payments
(See Exhibit A)                                                              $362,740.26

Management and
transitional services                                                        $ 33,929.00

Other payments made
pursuant to an
order of the Court                                                                 $0.00

All other costs                                                               $31,086.34

Balance at
March 30, 2003                       $6,625,503.58   $275,679.02     $0.00   $427,755.60   $6,473,427.00  $57,931.27  $6,531,358.27


JP Morgan Chase
Tax Escrow Account     507-895053    $4,034,037.20

Cash Receipts:
--------------

Interest                                               $2,579.57

Cash Disbursements:
-------------------

Account transfer

Tax payments
                                    --------------   -----------     -----   -----------  --------------  ----------  -------------

Balance at
March 30, 2003                       $4,034,037.20     $2,579.57     $0.00         $0.00  $ 4,036,616.77      $0.00   $4,036,616.77

                                    --------------   -----------     -----   -----------  --------------  ----------  -------------

Balance at
March 30, 2003                      $10,659,540.78   $278,258.59     $0.00   $427,755.60  $10,510,043.77  $57,931.27  $10,567,975.04
                                    ==============   ===========     =====   ===========  ==============  ==========  ==============

[JPMorganChase Letterhead]                                                         March 1, 2003 -March 31, 2003
                                                                                   Page 1 of 1

                                                                     507 000 TS    Business Statement
                 POLAROID-OEP IMAGING CORPORATION                                  Customer Service
                 ATTN: KEVIN R. POND                                               If there are any questions regarding
                 PRIMARY PDC INC.                                                  your account, please call your
                 1265 MAIN STREET                                                  Relationship Manager.
                 WALTHAM MA 02451

                                                                                   Primary Account Number       507-895053
                                                                                   Number of Checks Enclosed:   0

                 Money Market Account  507-895053                                              POLAROID-OEP IMAGING CORPORATION
--------------------------------------------------------------------------------------------------------------------------------
Summary                                                          Number             Amount
.................................................................................................................................
                 Opening Balance                                                 $4,034,037.20
                 ...............................................................................................................
                 Deposits and Credits                               1                $2,579.57
                 ...............................................................................................................
                 Withdrawals and Debits                                                  $0.00
                 ...............................................................................................................
                 Checks Paid                                                             $0.00
--------------------------------------------------------------------------------------------------------------------------------
                 Ending Balance                                                  $4,036,616.77
                 ---------------------------------------------------------------------------------------------------------------
                 Average Balance                        $4,034,037.12
                 .............................................................................  ................................
                 Interest Paid for 31 Day(s)                $2,579.57          Interest Credited Year to Date         $7,455.77
                 ...............................................................................................................
                 Interest Rate(s):                  03/24 to 03/24 at 0.73%
                                                    03/25 to 03/25 at 0.74%
                                                    03/26 to 03/26 at 0.76%
                                                    03/27 to 03/27 at 0.79%
                                                    03/28 to 03/30 at 0.76%
                                                    03/31 to 03/31 at 0.88%
Deposits and     Date     Description                                                                                  Amount
Credits
                 ...............................................................................................................
                 03/31    Interest Paid                                                                              $2,579.57
                 ---------------------------------------------------------------------------------------------------------------
                 Total                                                                                               $2,579.57
--------------------------------------------------------------------------------------------------------------------------------

Daily Balance

                 ................................   .............................       ....................................
                 Date                 Balance         Date              Balance                Date                  Balance
                 ................................   .............................      .....................................
                 03/31            $4,036,616.77




[The Bank of New York Letterhead]                                                                    Business Banking Statement

                                                                       Period:          03/01/03 to 03/31/03
                                                                       Page:            1 of 3
                                                                       Enclosures:      30
                                                                                                                           5226
                                                                                                                         --9--K
                                            PRIMARY PDC, INC
                                            1265 MAIN ST
                                            WALTHAM, MA  02451-1743

Summary                                                                                                               Credit
of Accounts          Account Type            Account No.                             Assets             Loans         Available
                     Checking Account        690-3534891                           155,000.00
                     Mutual Fund             76001691637                         6,376,358.27
                     TOTAL                                                       6,531,358.27               .00            .00
                     ----------------------- -------------------------- ------------------ ----------------- ------------------

Mutual Fund          MUTUAL FUNDS
Information          -   are NOT insured by the FDIC
                     -   are NOT deposits or other obligations of The Bank of New York and are NOT guaranteed by The Bank of New York; and
                     -   are subject to investment risks, including possible loss of principal amount invested.

Check                Activity                                                                           Account No. 690-3534891
Invest
                     Date    Description                                         Debits            Credits            Balance
                     03/01   OPENING BALANCE                                                                        155,000.00
                     ------- ------------------------------------------ ------------------ ----------------- ------------------
                     03/03   DEPOSIT                                                               1,635.00         156,635.00
                     03/03   1 CHECK                                               521.99-                          156,113.01
                     03/04   2 CHECKS                                           76,955.24-                           79,157.77
                     03/04   CHECKINVEST TRANSFER                                                 75,842.23         155,000.00
                     03/05   1 CHECK                                            11,583.78-                          143,416.22
                     03/05   CHECKINVEST TRANSFER                                                 11,583.78         155,000.00
                     03/06   1 CHECK                                             6,565.57-                          148,434.43
                     03/06   CHECKINVEST TRANSFER                                                  6,565.57         155,000.00
                     03/07   1 CHECK                                                25.00-                          154,975.00
                     03/10   3 CHECKS                                           13,350.00-                          141,625.00
                     03/10   CHECKINVEST TRANSFER                                                 13,375.00         155,000.00
                     03/11   2 CHECKS                                           42,704.25-                          112,295.75
                     03/11   CHECKINVEST TRANSFER                                                 42,704.25         155,000.00
                     03/12   1 CHECK                                                40.00-                          154,960.00
                     03/13   DEPOSIT                                                             252,739.16         407,699.16
                     03/14   CHECKINVEST TRANSFER                              252,699.16-                          155,000.00
                     03/17   1 CHECK                                             1,900.00-                          153,100.00
                     03/17   CHECKINVEST TRANSFER                                                  1,900.00         155,000.00
                     03/18   2 CHECKS                                           39,382.72-                          115,617.28
                     03/18   CHECKINVEST TRANSFER                                                 39,382.72         155,000.00
                     03/19   3 CHECKS                                           34,195.72-                          120,804.28

                                                       POLAROID CORPORATION
                                                 PROFESSIONAL FEE PAYMENT SUMMARY



                   PROFESSIONAL VENDOR                           Nov, 2001       Dec, 2001    Jan, 2002    Feb, 2002    Mar, 2002

Skadden, Arps, Slate, Meagher & Flom (Illinois)                                                                          $965,791
Kroll Zolfo Cooper, LLC                                                                                     $340,166     $225,000
KPMG LLP
Bingham Dana LLP
----------------------------------------------------------
Dresdner Kleinwort Wasserstein, Inc.                                                                                     $335,796
Miller, Buckfire, Lewis
----------------------------------------------------------
Donlin, Recano & Company, Inc.                                     $19,500                                   $85,611      $25,000
Akin, Gump, Strauss, Hauer & Feld, L..L..P.
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                                                      $351,399
Groom Law Group
McShane
Greenberg Traurig LLP
Buck Consultants
Wind Down Associates, LLC
BTB Associates LLC

                                                          ------------------------------------------------------------------------
        TOTAL                                                      $19,500            $0            $0      $777,176   $1,551,587
                                                          ------------------------------------------------------------------------

           ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP                                                                             $8,400
Foley Hoag & Eliot
Horal & Chvosta Law Offices
Merrill Communication
Pro-Legal Services
Goodwin Procter
Ikon Office Solutions
Kekst & Company Inc
JP Morgan
Kilkpatrick & Lockhart LLP
David Feldman & Associates
Davies Polk & Wardwell
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC
Coffman, De Fries & Northern
American Stock Transfer & Trust
FTI Consultants
Baker Botts, LLP
Reimer & Braunstein, LLP
Morrison & Forester, LLP
Baker & McKenzie
Morris, Nichols, Arsht & Tunnel
Fidelity Investments Institution
Prince, Lobel, Glovsky & Tye
KPMG LLP (Canada)

                                                          ------------------------------------------------------------------------
        TOTAL                                                           $0            $0        $8,400            $0           $0
                                                          ------------------------------------------------------------------------

                                                          ------------------------------------------------------------------------
        TOTAL ALL PROFESSIONALS                                    $19,500            $0        $8,400      $777,176   $1,551,587
                                                          ========================================================================

[Table Continued]
                   PROFESSIONAL VENDOR
                                                                Apr, 2002    May, 2002    June, 2002   July, 2002   August, 2002
Skadden, Arps, Slate, Meagher & Flom (Illinois)                                                          $552,209     $1,049,686
Kroll Zolfo Cooper, LLC                                          $304,000     $286,000       547,000     $256,834       $263,542
KPMG LLP                                                                      $320,269        14,953                     $86,663
Bingham Dana LLP
----------------------------------------------------------
Dresdner Kleinwort Wasserstein, Inc.                                                                     $711,204
Miller, Buckfire, Lewis
----------------------------------------------------------
Donlin, Recano & Company, Inc.                                    $30,000      $55,000        98,000                    $118,285
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                      $264,468                    324,000     $214,532       $111,431
Young Conaway Stargatt & Taylor LLP                                                                            $0
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.           $130,000     $125,000       130,000     $378,601
Groom Law Group                                                                              200,000
McShane                                                            $9,666      $20,479                                    $4,966
Greenberg Traurig LLP
Buck Consultants
Wind Down Associates, LLC
BTB Associates LLC

                                                          -----------------------------------------------------------------------
        TOTAL                                                    $738,134     $806,748    $1,313,953   $2,113,380     $1,634,573
                                                          -----------------------------------------------------------------------

           ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP                                                            $12,768
Foley Hoag & Eliot                                                                                                           440
Horal & Chvosta Law Offices                                                                                                 2125
Merrill Communication                                                                                                      11567
Pro-Legal Services                                                                                                          1625
Goodwin Procter                                                                                                             9722
Ikon Office Solutions                                                                                                      15427
Kekst & Company Inc
JP Morgan
Kilkpatrick & Lockhart LLP
David Feldman & Associates
Davies Polk & Wardwell
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC
Coffman, De Fries & Northern
American Stock Transfer & Trust
FTI Consultants
Baker Botts, LLP
Reimer & Braunstein, LLP
Morrison & Forester, LLP
Baker & McKenzie
Morris, Nichols, Arsht & Tunnel
Fidelity Investments Institution
Prince, Lobel, Glovsky & Tye
KPMG LLP (Canada)
                                                          -----------------------------------------------------------------------
        TOTAL                                                          $0      $12,768            $0           $0        $40,906
                                                          -----------------------------------------------------------------------

                                                          -----------------------------------------------------------------------
        TOTAL ALL PROFESSIONALS                                  $738,134     $819,516    $1,313,953   $2,113,380     $1,675,479
                                                          =======================================================================

[Table Continued]
                   PROFESSIONAL VENDOR
                                                               Sept, 2002     Oct, 2002         Nov, 2002      Dec, 2002
Skadden, Arps, Slate, Meagher & Flom (Illinois)                              $1,795,123         $ 357,703        77647
Kroll Zolfo Cooper, LLC                                          231683        $502,971         $ 192,769
KPMG LLP                                                                       $225,536                          31800
Bingham Dana LLP                                                                $11,629
----------------------------------------------------------
Dresdner Kleinwort Wasserstein, Inc.
Miller, Buckfire, Lewis                                                        $481,767
----------------------------------------------------------
Donlin, Recano & Company, Inc.                                    24558         $16,904          $ 44,587        17398
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                      387916        $416,558         $ 140,135       194866
Young Conaway Stargatt & Taylor LLP                                             $54,253
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                         $233,343                         509600
Groom Law Group                                                   27510         $63,644
McShane                                                            2989         $12,296                           8140
Greenberg Traurig LLP
Buck Consultants                                                  13884           41136           $ 3,312         7314
Wind Down Associates, LLC                                                                                        29096
BTB Associates LLC

                                                          --------------------------------------------------------------
        TOTAL                                                  $688,540      $3,855,160          $738,506       875861
                                                          --------------------------------------------------------------

           ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP
Foley Hoag & Eliot
Horal & Chvosta Law Offices                                            0
Merrill Communication                                                              1795
Pro-Legal Services
Goodwin Procter                                                                    5705                            606
Ikon Office Solutions
Kekst & Company Inc                                                13683
JP Morgan                                                              0                                          1825
Kilkpatrick & Lockhart LLP                                         10263          46672          $ 16,407         7712
David Feldman & Associates                                         15550
Davies Polk & Wardwell                                             43336          13258
Thommessen Krefting Greve LLP                                       2221
Duplicating USC, Inc.                                               6732
Hewitt Associates LLC                                                  0           7213                           2094
Coffman, De Fries & Northern                                           0           3290
American Stock Transfer & Trust                                        0           3200                           6400
FTI Consultants                                                                                                  14390
Baker Botts, LLP                                                                                                   119
Reimer & Braunstein, LLP                                                                                          3064
Morrison & Forester, LLP                                                                                         17012
Baker & McKenzie                                                                                                   666
Morris, Nichols, Arsht & Tunnel
Fidelity Investments Institution
Prince, Lobel, Glovsky & Tye
KPMG LLP (Canada)

                                                          --------------------------------------------------------------
        TOTAL                                                    $91,785        $81,133           $16,407        53888
                                                          --------------------------------------------------------------

                                                          --------------------------------------------------------------
        TOTAL ALL PROFESSIONALS                                 $780,325     $3,936,293          $754,913     $929,749
                                                          ==============================================================

[Table Continued]
                   PROFESSIONAL VENDOR
                                                                Jan, 2003      Feb, 2003     Mar, 2003
Skadden, Arps, Slate, Meagher & Flom (Illinois)                                   73614       59701
Kroll Zolfo Cooper, LLC                                            42840          32483       15842
KPMG LLP                                                                                      45378
Bingham Dana LLP
----------------------------------------------------------
Dresdner Kleinwort Wasserstein, Inc.
Miller, Buckfire, Lewis
----------------------------------------------------------
Donlin, Recano & Company, Inc.                                     37738          14969       42554
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                        39347          40288       75444
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.            120738
Groom Law Group                                                   116652
McShane                                                             8880           2164
Greenberg Traurig LLP
Buck Consultants                                                    2494
Wind Down Associates, LLC                                          97202          24908       26569
BTB Associates LLC                                                                             4080

                                                          ------------------------------------------
        TOTAL                                                     465892         188426      269567
                                                          ------------------------------------------

           ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP
Foley Hoag & Eliot
Horal & Chvosta Law Offices
Merrill Communication
Pro-Legal Services                                                                11584
Goodwin Procter
Ikon Office Solutions
Kekst & Company Inc
JP Morgan                                                          -1825
Kilkpatrick & Lockhart LLP                                                        16557       19707
David Feldman & Associates
Davies Polk & Wardwell                                             26552          17635       17286
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC                                                788           3417
Coffman, De Fries & Northern
American Stock Transfer & Trust                                                    3200
FTI Consultants
Baker Botts, LLP                                                                                680
Reimer & Braunstein, LLP
Morrison & Forester, LLP                                            1572                      11952
Baker & McKenzie
Morris, Nichols, Arsht & Tunnel                                                               13086
Fidelity Investments Institution                                                              20800
Prince, Lobel, Glovsky & Tye                                                                    362
KPMG LLP (Canada)                                                                              9300

                                                          ------------------------------------------
        TOTAL                                                      27087          52393       93173
                                                          ------------------------------------------

                                                          ------------------------------------------
        TOTAL ALL PROFESSIONALS                                   492979         240819      362740
                                                          ==========================================


CONSOLIDATED POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of March 30, 2003
(in U.S. $'s)



ASSETS

TOTAL CASH                                                       10,510,044

NET RECEIVABLES - THIRD PARTY                                             0
NET RECEIVABLES - INTERCOMPANY                                            -
NET INVENTORIES                                                           -
TOTAL PREPAID EXPENSES                                                    -

                                                        --------------------
TOTAL CURRENT ASSETS                                             10,510,044
                                                        --------------------

NET FIXED ASSETS                                                          -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                                 -
OTHER NONCURRENT ASSETS                                             462,226

TOTAL NON-CURRENT ASSETS                                            462,226

                                                        --------------------
TOTAL ASSETS                                                     10,972,270
                                                        ====================


LIABILITIES
POST-PETITION NOTES                                                       -
POST-PETITION PAYABLES - THIRD PARTY                                954,395
POST-PETITION PAYABLES - INTERCOMPANY                                     -
TOTAL POST-PETITION ACCRUALS                                        695,478

                                                        --------------------
TOTAL POST-PETITION CURRENT LIABILITIES                           1,649,873

TOTAL POST-PETITION NON-CURRENT LIABILITIES                               -

TOTAL PREPETITION  LIABILITIES                                  860,978,847

                                                        --------------------
TOTAL LIABILITIES                                               862,628,720

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                         (851,656,450)

                                                        --------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                           10,972,270
                                                        ====================


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of March 30, 2003
(in U.S. $'s)

                                                       Polaroid      Polaroid                          Polaroid      Polaroid
                                                       Latin         Asia         Inner   Polaroid     Digital       ID
                                        Polaroid       America       Pacific      City,   Eyewear,     Solutions,    Systems,
                                      Corporation      Corp          Ltd.         Inc.    Inc.         Inc.          Inc.
                                      -----------      -------       --------     ------  --------     --------      ---------
ASSETS
------
TOTAL CASH                              10,510,044          -           -           -         -            -           -

NET RECEIVABLES - THIRD PARTY                    0          -           -           -         -            -           -
NET RECEIVABLES - INTERCOMPANY                   -          -           -           -         -            -           -
NET INVENTORIES                                  -          -           -           -         -            -           -
TOTAL PREPAID EXPENSES                           -          -           -           -         -            -           -

                                      -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                    10,510,044          -           -           -         -            -           -
                                      -----------------------------------------------------------------------------------

NET FIXED ASSETS                                 -          -           -           -         -            -           -

INVESTMENT IN DEBTOR SUBSIDIARY
  COMPANIES                             78,611,939          -           -           -         -            -           -
OTHER NONCURRENT ASSETS                    462,226          -           -           -         -            -           -

TOTAL NON-CURRENT ASSETS                79,074,165          -           -           -         -            -           -

                                      -----------------------------------------------------------------------------------
TOTAL ASSETS                            89,584,209          -           -           -         -            -           -
                                      ===================================================================================


LIABILITIES
-----------
POST-PETITION NOTES                              -          -           -           -         -            -           -
POST-PETITION PAYABLES - THIRD PARTY       954,395          -           -           -         -            -           -
POST-PETITION PAYABLES - INTERCOMPANY            -          -           -           -         -            -           -
TOTAL POST-PETITION ACCRUALS               695,478          -           -           -         -            -           -

                                      -----------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT
   LIABILITIES                           1,649,873          -           -           -         -            -           -

TOTAL POST-PETITION NON-CURRENT
   LIABILITIES                                   -          -           -           -         -            -           -

TOTAL PREPETITION  LIABILITIES         859,600,046    202,165      64,705      77,106         -            -     828,812

                                      -----------------------------------------------------------------------------------
TOTAL LIABILITIES                      861,249,919    202,165      64,705      77,106         -            -     828,812

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)  (771,665,710)  (202,165)    (64,705)    (77,106)        -            -    (828,812)

                                      -----------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY/(DEFICIT)    89,584,209          0           -           -         -            -           -
                                      ===================================================================================



[Table Continued 2)

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of March 30, 2003
(in U.S. $'s)
                                                                          PRD         PRD         Polaroid   Polaroid
                                        Polaroid          Sub Debt      Investment,  Capital,    Memorial    Partners,  Polint,
                                       Malaysia, Ltd.   Partners Corp.    Inc.        Inc.       Drive LLC     Inc.      Inc.
                                       --------------   --------------  ----------  --------     ---------   ---------  -------
ASSETS
------

TOTAL CASH                                        -            -             -         -             -          -         -

NET RECEIVABLES - THIRD PARTY                     -            -             -         -             -          -         -
NET RECEIVABLES - INTERCOMPANY                    -            -             -         -             -          -         -
NET INVENTORIES                                   -            -             -         -             -          -         -
TOTAL PREPAID EXPENSES                            -            -             -         -             -          -         -

                                      --------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                              -            -             -         -             -          -         -
                                      --------------------------------------------------------------------------------------

NET FIXED ASSETS                                  -            -             -         -             -          -         -

INVESTMENT IN DEBTOR SUBSIDIARY
   COMPANIES                                      -            -             -         -             -          -         -
OTHER NONCURRENT ASSETS                           -            -             -         -             -          -         -

TOTAL NON-CURRENT ASSETS                          -            -             -         -             -          -         -

                                      --------------------------------------------------------------------------------------
TOTAL ASSETS                                      -            -             -         -             -          -         -
                                      ======================================================================================


LIABILITIES
-----------
POST-PETITION NOTES                               -            -             -         -             -          -         -
POST-PETITION PAYABLES - THIRD PARTY              -            -             -         -             -          -         -
POST-PETITION PAYABLES - INTERCOMPANY             -            -             -         -             -          -         -
TOTAL POST-PETITION ACCRUALS                      -            -             -         -             -          -         -

                                      --------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT
   LIABILITIES                                    -            -             -         -             -          -         -

TOTAL POST-PETITION NON-CURRENT
   LIABILITIES                                   -            -             -         -             -          -         -

TOTAL PREPETITION  LIABILITIES              199,078          673             -         -             -          -         -

                                      --------------------------------------------------------------------------------------
TOTAL LIABILITIES                           199,078          673             -         -             -          -         -

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)       (199,078)        (673)            -         -             -          -         -

                                      --------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY/(DEFICIT)              -            -             -         -             -          -         -
                                      ======================================================================================


{Table Continued 3)


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of March 30, 2003
(in U.S. $'s)
                                         Polaroid                                             Polaroid    Polaroid
                                       Asia Pacific               International                Eyewear       Dry
                                       International,    PMC,       Polaroid      Mag Media,   Far East    Imaging
                                           Inc.          Inc.         Corp.        Limited       Inc.        LLC
                                       -------------    ------    -------------   ---------   --------    ----------
ASSETS
------

TOTAL CASH                                        -        -           -            -             -            -

NET RECEIVABLES - THIRD PARTY                     -        -           -            -             -            -
NET RECEIVABLES - INTERCOMPANY                    -        -           -            -             -            -
NET INVENTORIES                                   -        -           -            -             -            -
TOTAL PREPAID EXPENSES                            -        -           -            -             -            -

                                      ----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                              -        -           -            -             -            -
                                      ----------------------------------------------------------------------------------

NET FIXED ASSETS                                  -        -           -            -             -            -

INVESTMENT IN DEBTOR SUBSIDIARY
  COMPANIES                                       -        -           -            -             -            -
OTHER NONCURRENT ASSETS                           -        -           -            -             -            -

TOTAL NON-CURRENT ASSETS                          -        -           -            -             -            -

                                      ----------------------------------------------------------------------------------
TOTAL ASSETS                                      -        -           -            -             -            -
                                      ==================================================================================


LIABILITIES
-----------
POST-PETITION NOTES                               -        -           -            -             -            -
POST-PETITION PAYABLES - THIRD PARTY              -        -           -            -             -            -
POST-PETITION PAYABLES - INTERCOMPANY             -        -           -            -             -            -
TOTAL POST-PETITION ACCRUALS                      -        -           -            -             -            -

                                      ----------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT
   LIABILITIES                                    -        -           -            -             -            -

TOTAL POST-PETITION NON-CURRENT
   LIABILITIES                                    -        -           -            -             -            -

TOTAL PREPETITION  LIABILITIES                6,034      228           -            -             -            -

                                      -----------------------------------------------------------------------------------
TOTAL LIABILITIES                             6,034      228           -            -             -            -

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)         (6,034)    (228)          -            -             -            -

                                      -----------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY/(DEFICIT)              -        -           -            -             -            -
                                      ===================================================================================



(Table Continued 4)

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of March 30, 2003
(in U.S. $'s)
                                                Polaroid
                                                 Online                            US
                                               Services, Inc.    Subtotal      Adjustments    Eliminations    Total
                                               --------------   ----------     -----------    ------------  ----------
ASSETS
------

TOTAL CASH                                          -           10,510,044              -           -       10,510,044

NET RECEIVABLES - THIRD PARTY                       -                    0              -           -                0
NET RECEIVABLES - INTERCOMPANY                      -                    -              -           -                -
NET INVENTORIES                                     -                    -              -           -                -
TOTAL PREPAID EXPENSES                              -                    -              -           -                -

                                          -----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                -           10,510,044              -           -       10,510,044
                                          -----------------------------------------------------------------------------

NET FIXED ASSETS                                    -                    -              -           -                -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES           -           78,611,939    (78,461,939)   (150,000)              (0)
OTHER NONCURRENT ASSETS                             -              462,226              -           -          462,226

TOTAL NON-CURRENT ASSETS                            -           79,074,165    (78,461,939)   (150,000)         462,226

                                          -----------------------------------------------------------------------------
TOTAL ASSETS                                        -           89,584,209    (78,461,939)   (150,000)      10,972,270
                                          =============================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                 -                    -              -           -                -
POST-PETITION PAYABLES - THIRD PARTY                -              954,395              -           -          954,395
POST-PETITION PAYABLES - INTERCOMPANY               -                    -              -           -                -
TOTAL POST-PETITION ACCRUALS                        -              695,478              -           -          695,478

                                          ----------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES             -            1,649,873              -           -        1,649,873

TOTAL POST-PETITION NON-CURRENT LIABILITIES         -                    -              -           -                -

TOTAL PREPETITION  LIABILITIES                      -          860,978,847              -           -      860,978,847

                                          ----------------------------------------------------------------------------
TOTAL LIABILITIES                                   -          862,628,720              -           -      862,628,720

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)                -         (773,044,511)   (78,461,939)   (150,000)    (851,656,450)

                                         -----------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY/(DEFICIT)                -           89,584,209    (78,461,939)   (150,000)      10,972,270
                                         =============================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of March 30, 2003
(in U.S. $'s)

                                                                  Polaroid     Polaroid                                Polaroid
                                                                  Latin        Asia                      Polaroid       Digital
                                                   Polaroid       America      Pacific      Inner         Eyewear,     Solutions,
                                                 Corporation      Corp.        Ltd.        City, Inc.      Inc.          Inc.
                                                 ----------------------------------------------------------------------------------
CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                    17,858,030            -           -            -            -              -
     Non-Interest Overdrafts                                -            -           -            -            -              -
     Current Long-Term Debt                       573,900,990            -           -            -            -              -
                                                 --------------------------------------------------------------------------------
PRE-PETITION NOTES                                591,759,019            -           -            -            -              -

Pre-Petition Payables
     Trade Accounts Payable                        58,663,695      162,520           -       77,106            -              -
     Interco Payables-US to Foreign                         -            -           -            -            -              -
     Interco Payables-Foreign to US                         -            -           -            -            -              -
     Interco Payables-Domestic Subs                         -            -           -            -            -              -
     Interco Payables-Foreign Subs                          -            -           -            -            -              -
                                                 --------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                        58,663,695      162,520           -       77,106            -              -

Pre-Petition Accruals:
     Reserve Restructuring                         11,452,323            -           -            -            -              -
     Accrued Payroll & Related Expenses             8,692,842            -      64,705            -            -              -
     Accrued Tax & Gov't Accounts                           -            -           -            -            -              -
     Accrued Income Taxes                             (17,456)           -           -            -            -              -
     Deferred Income Tax - Current                          -            -           -            -            -              -
     Accrued Warranty                                       -            -           -            -            -              -
     Other Accrued Liabilities                     48,992,819       31,007           -            -            -              -
     Post-Retirement Medical                                -            -           -            -            -              -
     Post-Employment Benefits                               -            -           -            -            -              -
     Other Accrued Taxes                           11,984,603            -           -            -            -              -
                                                 --------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                        81,105,132       31,007      64,705            -            -              -

                                                 --------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES            731,527,846      193,527      64,705       77,106            -              -
                                                 --------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                -            -           -            -            -              -
     Post-Employment Benefits                      31,510,165            -           -            -            -              -
     Long-Term Debt                                         -            -           -            -            -              -
     Deferred Taxes                                 1,891,782        8,639           -            -            -              -
     Other                                         94,670,253            -           -            -            -              -
                                                 --------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES        128,072,199        8,639           -            -            -              -

                                                 --------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                    859,600,046      202,165      64,705       77,106            -              -
                                                 ================================================================================



{Table Continued 2)
POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of March 30, 2003
(in U.S. $'s)
                                              Polaroid
                                                 ID         Polaroid      Sub Debt      PRD          PRD        Polaroid    Polaroid
                                              Systems,     Malaysia,      Partners   Investment,    Capital,     Memorial   Partners
                                                Inc.          Ltd.         Corp.        Inc.         Inc.       Drive LLC     Inc.
                                            ---------------------------------------------------------------------------------------
CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                       -            -           -          -          -               -           -
     Non-Interest Overdrafts                          -            -           -          -          -               -           -
     Current Long-Term Debt                           -            -           -          -          -               -           -
                                            ---------------------------------------------------------------------------------------
PRE-PETITION NOTES                                    -            -           -          -          -               -           -

Pre-Petition Payables
     Trade Accounts Payable                     614,635            -           -          -          -               -           -
     Interco Payables-US to Foreign                   -            -           -          -          -               -           -
     Interco Payables-Foreign to US                   -            -           -          -          -               -           -
     Interco Payables-Domestic Subs                   -            -           -          -          -               -           -
     Interco Payables-Foreign Subs                    -            -           -          -          -               -           -
                                            ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                     614,635            -           -          -          -               -           -

Pre-Petition Accruals:
     Reserve Restructuring                            -            -           -          -          -               -           -
     Accrued Payroll & Related Expenses               -            -           -          -          -               -           -
     Accrued Tax & Gov't Accounts                     -            -           -          -          -               -           -
     Accrued Income Taxes                       214,177      199,078           -          -          -               -           -
     Deferred Income Tax - Current                    -            -           -          -          -               -           -
     Accrued Warranty                                 -            -           -          -          -               -           -
     Other Accrued Liabilities                        -            -         673          -          -               -           -
     Post-Retirement Medical                          -            -           -          -          -               -           -
     Post-Employment Benefits                         -            -           -          -          -               -           -
     Other Accrued Taxes                              -            -           -          -          -               -           -
                                            ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                     214,177      199,078         673          -          -               -           -

                                            ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES          828,812      199,078         673          -          -               -           -
                                            ---------------------------------------------------------------------------------------

NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                          -            -           -          -          -               -           -
     Post-Employment Benefits                         -            -           -          -          -               -           -
     Long-Term Debt                                   -            -           -          -          -               -           -
     Deferred Taxes                                   -            -           -          -          -               -           -
     Other                                            -            -           -          -          -               -           -
                                            ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES            -            -           -          -          -               -           -

                                            ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                  828,812      199,078         673          -          -               -           -
                                            =======================================================================================



{Table Continued 3)
POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of March 30, 2003
(in U.S. $'s)

                                                             Polaroid
                                                                Asia                                         Polaroid      Polaroid
                                                              Pacific              International  Mag        Eyewear       Dry
                                                Polint,     International,           Polaroid     Media,     Far East      Imaging
                                                  Inc.         Inc.       PMC, Inc.  Corp.       Limited     Inc.          LLC
                                               ------------------------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                     -              -         -         -         -               -           -
     Non-Interest Overdrafts                        -              -         -         -         -               -           -
     Current Long-Term Debt                         -              -         -         -         -               -           -
                                               ------------------------------------------------------------------------------------
PRE-PETITION NOTES                                  -              -         -         -         -               -           -

Pre-Petition Payables
     Trade Accounts Payable                         -              -         -         -         -               -           -
     Interco Payables-US to Foreign                 -              -         -         -         -               -           -
     Interco Payables-Foreign to US                 -              -         -         -         -               -           -
     Interco Payables-Domestic Subs                 -              -         -         -         -               -           -
     Interco Payables-Foreign Subs                  -              -         -         -         -               -           -
                                               ------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                         -              -         -         -         -               -           -

Pre-Petition Accruals:
     Reserve Restructuring                          -              -         -         -         -               -           -
     Accrued Payroll & Related Expenses             -          6,034         -         -         -               -           -
     Accrued Tax & Gov't Accounts                   -              -         -         -         -               -           -
     Accrued Income Taxes                           -              -       228         -         -               -           -
     Deferred Income Tax - Current                  -              -         -         -         -               -           -
     Accrued Warranty                               -              -         -         -         -               -           -
     Other Accrued Liabilities                      -              -         -         -         -               -           -
     Post-Retirement Medical                        -              -         -         -         -               -           -
     Post-Employment Benefits                       -              -         -         -         -               -           -
     Other Accrued Taxes                            -              -         -         -         -               -           -
                                               ------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                         -          6,034       228         -         -               -           -

                                               ------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES              -          6,034       228         -         -               -           -
                                               ------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                            -               -        -         -         -               -           -
     Post-Employment Benefits                           -               -        -         -         -               -           -
     Long-Term Debt                                     -               -        -         -         -               -           -
     Deferred Taxes                                     -               -        -         -         -               -           -
     Other                                              -               -        -         -         -               -           -
                                               ------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES              -               -        -         -         -               -           -

                                               ------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                          -           6,034      228         -         -               -           -
                                               ====================================================================================


{Table Continued 4)
POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of March 30, 2003
(in U.S. $'s)


                                                      Polaroid
                                                       Online
                                                    Services, Inc.      Subtotal      US Adjustments  Eliminations      Total
                                                 -------------------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                            -           17,858,030                -          -        17,858,030
     Non-Interest Overdrafts                               -                    -                -          -                 -
     Current Long-Term Debt                                -          573,900,990                -          -       573,900,990
                                                 -------------------------------------------------------------------------------
PRE-PETITION NOTES                                         -          591,759,019                -          -       591,759,019

Pre-Petition Payables
     Trade Accounts Payable                                -           59,517,956                -          -        59,517,956
     Interco Payables-US to Foreign                        -                    -                -          -                 -
     Interco Payables-Foreign to US                        -                    -                -          -                 -
     Interco Payables-Domestic Subs                        -                    -                -          -                 -
     Interco Payables-Foreign Subs                         -                    -                -          -                 -
                                                 -------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                -           59,517,956                -          -        59,517,956

Pre-Petition Accruals:
     Reserve Restructuring                                 -           11,452,323                -          -        11,452,323
     Accrued Payroll & Related Expenses                    -            8,763,581                -          -         8,763,581
     Accrued Tax & Gov't Accounts                          -                    -                -          -                 -
     Accrued Income Taxes                                  -              396,027                -          -           396,027
     Deferred Income Tax - Current                         -                    -                -          -                 -
     Accrued Warranty                                      -                    -                -          -                 -
     Other Accrued Liabilities                             -           49,024,499                -          -        49,024,499
     Post-Retirement Medical                               -                    -                -          -                 -
     Post-Employment Benefits                              -                    -                -          -                 -
     Other Accrued Taxes                                   -           11,984,603                -          -        11,984,603
                                                 -------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                -           81,621,033                -          -        81,621,033

                                                 -------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                     -          732,898,009                -          -       732,898,009
                                                 -------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                   -                -                -             -              -
     Post-Employment Benefits                                  -       31,510,165                -             -     31,510,165
     Long-Term Debt                                            -                -                -             -              -
     Deferred Taxes                                            -        1,900,421                -             -      1,900,421
     Other                                                     -       94,670,253                -             -     94,670,253
                                                 -------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                     -      128,080,838                -             -    128,080,838

                                                 -------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                 -      860,978,847                -             -    860,978,847
                                                 ===============================================================================

Polaroid Corporation
Statement of Operations and Taxes
For the period 3/3/03 to 3/30/03
(in U.S.$'s)

Debtor Name:            Polaroid Corporation
Case No:                01-10864





Except for those taxes triggered by the sale transaction on July 31, 2002, for for which funds were either paid or provided for in a tax escrow account, no additional taxes were incurred or paid by Primary PDC, Inc. (formerly Polaroid Corporation) or the other Debtor companies in March 2003.

                                   Exhibit B

                   Monthly Operating Reports Service Parties


Kevin Pond                                  Laura Davis Jones, Esq.
Polaroid Corporation                        Rachel Lowy Werkheiser, Esq.
f/k/a Primary PDC, Inc.                     Pachulski Stang Ziehl Young
1265 Main Street                            Jones & Weintraub P.C.
Waltham, MA 02451                           919 N. Market Street, 16th Floor
By Overnight Courier                        P.O. Box 8705 (19899)
                                            Wilmington, DE 19801
Mark Kenney, Esq.                           By Hand-Delivery
Office of the U.S. Trustee
844 King Street                             Marc A. Beilinson, Esq.
Wilmington, DE  19899                       Ellen M. Bender, Esq.
By Hand-Delivery                            Pachulski Stang Ziehl Young
                                            Jones & Weintraub P.C.
Brendan Linehan Shannon, Esq.               10100 Santa Monica Blvd., Suite
Young Conaway Stargatt & Taylor             1100
LLP                                         Los Angeles, CA 90067
The Brandywine Building, 17th               By Overnight Courier
Floor
1000 West Street                            Michael E. Foreman, Esq.
P.O. Box 391                                James D. Meade, Esq.
Wilmington, DE 19899                        Proskauer Rose LLP
By Hand-Delivery                            1585 Broadway
                                            New York, NY 10036-8299
Fred Hodara, Esq.                           By Overnight Courier
Philip Dublin, Esq.
Akin, Gump, Strauss, Hauer                  Adam Harris, Esquire
  & Feld, L.L.P.                            O'Melveny & Myers LLP
590 Madison Avenue                          30 Rockefeller Plaza
New York, NY 10022                          New York, New York 10112-0002
By Overnight Courier                        By Overnight Courier

Marshall Huebner, Esq.
Davis, Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
By Overnight Courier

Robert Scheibe, Esq.
Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10178
By Overnight Courier

William H. Sudell, Jr., Esq.
Morris Nichols, Arsht & Tunnell
1201 North Market Street
Wilmington, DE 19899
By Hand-Delivery

Patricia Schrage, Esq.
Securities & Exchange Commis
sion
New York Office
Branch/Reorganization
233 Broadway
New York, NY  10279
By Overnight Courier

Perry M. Mandarino
Partner
Traxi LLC
212 West 35th Street
New York, New York 10001
By Overnight Courier